UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

September 30, 2024

Date of Report (Date of Earliest Event Reported)

CHINA FOODS HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-32522	84-1735478
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2301A, 26 Harbour Road
Wanchai, Hong Kong	0
(Address of principal executive offices)	(Zip Code)

(852) 3618-8608

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 – Changes in Registrant’s Certifying Accountant

1) Previous Independent Auditors:

a.	On September 30, 2024, Olayinka Oyebola & Co. (“Olayinka”) was dismissed as the company’s registered independent public accountant. On October 17, 2024, the company engaged J&S Associate PLT (“J&S”) as its new registered independent public accountant.
b.	For the year ended December 31, 2023 and for the interim period through the time of their dismissal, Olayinka’s report did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles.
c.	The decision to dismiss Olayinka and to engage J&S was approved by the company’s board of directors.
d.	Through the period covered by the financial audit for the year ended December 31, 2023 there have been no disagreements with Olayinka on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Olayinka would have caused them to make reference thereto in their report on the financial statements. For the interim period through September 30, 2024 (the date of dismissal), there have been no disagreements with Olayinka on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Olayinka would have caused them to make reference thereto in their report on the financial statements.
e.	We have authorized Olayinka to respond fully to any inquiries of J&S
f.	During the year ended December 31, 2023 and the interim period through September 30, 2024, there have been no reportable events between the company and Olayinka as set forth in Item 304(a)(1)(v) of Regulation S-K.
g.	The company provided a copy of the foregoing disclosures to Olayinka prior to the date of the filing of this report and requested that Olayinka furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of this letter is filed as Exhibit 16.1 in this Form 8-K.

2) New Independent Accountants:

a.	On October 17, 2024, the company engaged J&S as its new registered independent public accountant. During the years ended December 31, 2023 and 2022 and prior to October 17, 2024 (the date of the new engagement), we did not consult with J&S regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the registrant’s financial statements by J&S, in either case where written or oral advice provided by J&S would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 – Exhibits

Exhibit 16.1 – Letter from Olayinka Oyebola & Co. regarding the change in certifying accountant.

104 – Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

China Foods Holdings Limited

By:	/s/ Kong Xiao Jun
Kong Xiao Jun
Chief Executive Officer
Chief Financial Officer

Dated: October 21, 2024